EXHIBIT 32.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                      SPORTS ENTERTAINMENT ENTERPRISES, INC.
                        PURSUANT TO 18 U.S.C. SECTION 1350

     I hereby certify that, to the best of my knowledge, the quarterly Report on Form 10-QSB of Sports Entertainment Enterprises, Inc. for the period ended June 30, 2003:

     1) Complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Sports Entertainment Enterprises, Inc.



/s/ Kirk Hartle
Kirk Hartle
Chief Financial Officer
August 12, 2003


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Sports Entertainment Enterprises, Inc. and will be retained by Sports Entertainment Enterprises, Inc. and furnished to the Securities and Exchange Commission upon request.